Financial Instruments and Risk Management (Details Textual) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Foreign Currency Transaction Gain, before Tax	$ 380,000	$ 70,000	$ 340,000
Description of Foreign Currency Derivative Instruments Not Designated as Hedging Instruments Activities	Foreign exchange forward contracts in effect as of December 31, 2012 were for the conversion of 20.9 million Euros into 26.8 million U.S. dollars and 37.0 million U.S. dollars into 145.6 million NIS.
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments, Asset at Fair Value	1,800,000
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments, Liability at Fair Value	800,000
Long-term Investments	$ 1,600,000